SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  June 2, 2000
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                             FINE AIR SERVICES CORP.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)



           333-59359                                     65-0838357
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    (Commission File Number)                  (IRS Employer Identification No.)

                    2261 N.W. 67th Avenue
                    Building 700
                    Miami, Florida                                    33122
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          (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (305) 871-6606
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On June 2, 2000, Fine Air Services Corp. issued a press release reporting, among other things, that (i) it is in discussions with the holder of more than a majority of its 9-7/8% Senior Notes due 2008 on the terms of a proposed long-term debt restructuring and (ii) it has notified the indenture trustee for the Senior Notes that it will defer the interest payment that was due June 1, 2000. A copy of this press release is attached hereto as Exhibit 99.1, and information contained therein is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a)     Exhibits

         99.1     Press Release of Fine Air Service Corp. dated June 2, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               FINE AIR SERVICES CORP.


Dated: June 2, 2000            By: /s/ Barry Fine
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                                        Barry Fine
                                        President and Chief Executive Officer